Exhibit 10.48

LOAN AGREEMENT

WHEREAS, the Lubbock National Bank (“LNB”), whose address is P.O. Box 6100, Lubbock, Texas 79493, has agreed to make a loan to Reven Housing Texas 2, LLC, a Delaware limited liability company (“Reven”), whose address is P.O. Box 1459, La Jolla, CA 92038-1459 in the amount of $5,020,000.00, to be used for the purchase of the below described property as follows (the “Property”):

See the attached Exhibit.

WHEREAS, Reven Housing REIT, Inc., (“REIT”) whose address is P.O. Box 1459, La Jolla, CA 92038-1459, has agreed to guarantee the above described indebtedness, as evidenced by a separate written guaranty agreement; and

WHEREAS, in addition to the other terms, provisions and agreements, by and between the parties expressed in other written documents, and for and in consideration of making the above described loan by LNB, the parties agree as follows:

1.          Reven agrees to furnish LNB internally generated quarterly and annual financial statements as of the end of each calendar quarter, as well as December 31st of each year, within forty-five (45) days of the end of each calendar quarter. Those annual financial statements as of December 31st of each year will be furnished by March 31st of the next succeeding year. Those financial statements shall include profit and loss statements, balance sheets, together with all accompanying schedules. In addition, Reven shall furnish to LNB copies of their tax returns within 30 days of their filing with the IRS. The requirements to furnish this financial information shall remain in effect during the term of the loan, and any renewals and extension thereof.

Guarantor will provide annua! audited financial statements quarterly within 90 days of the end of the year, and tax returns within 30 days of their filing with the IRS. Those financial statements shall include profit and loss statements, balance sheets, together with all accompanying schedules.

2.          Borrower will maintain a minimum debt service coverage ratio of 1.25:1, to be measured annually within 45 days following Borrower’s fiscal year end, using the preceding twelve month period. The debt service coverage ratio is defined as actual lease income less all actual operating expenses divided by annualized debt service payments of the Borrower, including principal and interest

3.          Provided no event of default is then continuing under the Deed of Trust, or other loan documents, in connection with the sale or refinancing of the site of a particular single family home constituting the Property, Reven may request and shall be entitled to be released the lien of the Deed of Trust by paying to LNB in cash at its office an amount not less than the amount shown in the exhibit attached to this Loan Agreement as Exhibit B agreed to by and between Reven and LNB. All reasonable costs of obtaining partial release of the single family home sites shall be paid by Reven.

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4.          In addition to and not in lieu of provisions in paragraph 4(s) of the Deed of Trust, Security Agreement and Financing Statement dated January 31, 2017, Reven agrees that it will notify Lender as soon as reasonably practical of any additional operating expenses above normal operating expenses in excess of $250,000.00 per month.

5.          This Agreement contains the entire understanding of the parties relating to the subject matter contained herein, except as may be set forth in other written documents. This agreement shall not be modified, amended or terminated except in a writing signed by the party against whom enforcement is sought.

6.          In the event that attorneys' fees or other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred therein.

7.          This agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

8.          This agreement shall be governed by, and construed in accordance with the laws of, the State of Texas (without regard to principles of conflict of laws), and this agreement is performable in Lubbock, Lubbock County, Texas.

9.          This agreement shall be binding on, and inure to the benefit of the parties hereto and their respective representatives, successors and assigns.

10.        All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the entities or persons referred may require.

11.        In the event that any provision contained herein shall be held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

12.        The recitals contained in this contract are not mere recitations of fact, but are part of this contract.

13.        In the event that the performance by any party of any of his obligations or undertakings hereunder shall be interrupted or delayed by any occurrence and not occasioned by the conduct of either party hereto, whether such occurrence be an act of God or the common enemy or the result of war, riot, civil commotion, sovereign conduct, or the act or conduct of any person or persons not party or privy hereto, then he shall be excused from such performance for such period of time as is reasonably necessary after such occurrence to remedy the effects thereof.

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Dated: January 31, 2017.

Borrower:

Reven Housing Texas 2, LLC, a Delaware limited liability company

By:	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer

Guarantor:

Reven Housing REIT, Inc.

By:	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer

Lender:

Lubbock National Bank

By:	/s/ Randy Kitten
Randy Kitten
Senior Vice President

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LOAN AGREEMENT RIDER

THIS LOAN AGREEMENT RIDER is made this 31st day of January, 2017, and is incorporated by and into and shall be deemed to amend and supplement any and all documents constituting “Loan Agreements,“ as such term is defined in Section 26.02 of the Texas Business and Commerce Code, by and between Reven Housing Texas 2, LLC, a Delaware limited liability company (“Borrower(s)“), and Lubbock National Bank, (“Lender“), of the same date and covering the property located at

See Exhibit A.

In addition to the covenants made in the Loan Agreement(s), Borrower and Lender further covenant and agree as follows:

1.	The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreement(s), and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreement(s).

2.	The documents constituting the Loan Agreement(s) may not be varied by any oral agreements or discussions that occur before, contemporaneous with, or subsequent to the execution of the Loan Agreement(s),

3.	The following Notice is provided pursuant to Section 26.02 of the Texas Business and Commerce Code:

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Lubbock National Bank		Reven Housing Texas 2, LLC, a Delaware
limited liability company
By:	/s/ Randy Kitten
Randy Kitten, Senior Vice President		By:	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer

Reven Housing REIT, Inc.

		By:	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer
Guarantor

NOT TO BE RECORDED

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REAL ESTATE LIEN NOTE

Date:	January 31, 2017

Maker:	Reven Housing Texas 2, LLC, a Delaware limited liability company

Maker's Mailing Address (including county):

P.O. Box 1459

La Jolla, San Diego County, CA 92038-1459

Payee:	Lubbock National Bank

Place for Payment (including county):

4811 50th Street

Lubbock, Lubbock County, Texas 79414

Principal Amount: Five Million Twenty Thousand and no/100 Dollars ($5,020,000.00)

Annual Interest Rate on Unpaid Principal from Date of Funding: Four and one-half percent (4.50%) per annum, until maturity.

Annual Interest Rate on Matured, Unpaid Amounts: Eighteen percent (18%) per annum, or the maximum legal rate whichever is less, beginning upon the scheduled maturity date or as matured by acceleration.

Terms of Payment (principal and interest): Principal and accrued interest are payable in sixty (60) consecutive monthly installments of Thirty-One Thousand Seven Hundred Fifty-Nine and no/100 Dollars ($31,759.00) each, on or before the first (1st) day of the month, beginning on March 1, 2017, and continuing regularly and monthly until January 31, 2022 unless accelerated as provided herein, at which time the entire amount of principal and interest remaining unpaid will be payable. Maker shall be entitled to a 30-day cure period within which to cure non-monetary defaults under the terms of this Note, or defaults under the terms of the Deed of Trust, Security Agreement, and Financing Statement, or any of the other related loan documents, and a 10-day cure period on each monetary default. Interest will be calculated on the unpaid principal to the date of each installment paid. Payments will be credited first to the accrued interest and then to reduction of principal.

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Security for Payment: This note is secured by a Deed of Trust, Security Agreement, and Financing Statement from Maker hereof to Randy Kitten, Trustee, which lien covers the following real property:

See Exhibit A.

Maker promises to pay to the order of Payee at the place and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled date.

If Maker defaults in the payment of this note or in the performance of any obligation in any instrument securing or collateral to it, and the default continues after Payee gives Maker written notice of the default and the time within which it must be cured, as provided in the payment clause hereof, as may be required by law or by written agreement, then Payee may declare the unpaid principal balance and earned interest on this note immediately due. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, and notices of protest, to the extent permitted by law.

If this note or any instrument securing or collateral to it is given to an attorney for collection or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee all costs of collection and enforcement, including reasonable attorney's fees and court costs, in addition to other amounts due.

Interest on the debt evidenced by this note shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. The rate of interest shall in no event exceed the weekly indicated ceiling as is specified by Texas Finance Code §§ 303.003 and 303.009, or as otherwise allowed by any state or federal law, On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. The determination of whether any interest is in excess of that allowed by law shall be made by amortizing, prorating, allocating and spreading, in equal parts over the period of the full stated term of the loan, all interest at any time contracted for, charged, or received from Maker in connection with the loan. This provision overrides other provisions in this and all other instruments concerning the debt.

Late Charge: If a payment is 10 days or more late, Borrower will be charged 5% of the unpaid portion of that payment as a late fee.

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Each Maker is responsible for all obligations represented by this note.

When the context requires, singular nouns and pronouns include the plural.

Reven Housing Texas 2, LLC, a Delaware limited liability company

By:	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer,

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AFTER RECORDING RETURN TO: Lubbock National Bank, P.O. Box 6100, Lubbock, TX 79493

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF RENTS

A.     Reven Housing Texas 2, LLC, a Delaware limited liability company (“Assignor”), by Deed of Trust of even date herewith (hereinafter the “Deed of Trust”), mortgaged to LUBBOCK NATIONAL BANK, as Mortgagee (“Assignee”), the real property (the “Property”) more particularly described as follows:

See the attached Exhibit.

B.     The Deed of Trust was given to secure the payment of a Real Estate Lien Note in the amount of $5,020,000.00 dated of even date herewith, executed by Assignor and payable to Assignee (the “Note”). The Deed of Trust and the Note are incorporated herein by reference for all purposes.

C.     Assignor, or its predecessors in interest, as lessor, has or may have entered into leases in connection with the improvements located on the Property (the “Prior Leases”).

NOW, THEREFORE, for value received, Assignor hereby absolutely and unconditionally assigns and transfers to Assignee (1) all the rents, revenues and any other income of the Property, including those now due, or to become due by virtue of the Prior Leases, or any other agreement for the occupancy or use of all or any part of the Property, regardless of the party to whom the rents and revenues of the Property are payable; and (2) subject to the conditions precedent stated herein, all the Prior Leases and any other agreements for the use or occupancy of all or any part of the Property, including any and all extensions, renewals, and replacements thereof. All Prior Leases, and all other present and future agreement’s for use or occupancy of all or any part of the Property, including any and all extensions, renewals and replacements are hereafter collectively referred to as the “Leases”.

This assignment and agreement shall be under the following terms and conditions:

1.     Until the Note, and all renewals and extensions thereof, are paid in full, or, until the Property is released by Assignee as security for the Note, Assignor shall collectively transfer, sell and assign unto Assignee all subsequent leases of the Property, or any part thereof. All references herein to the Leases shall also refer to any future leases.

2.     Assignor acknowledges that this assignment in no way affects or alters the Note and the Deed of Trust. Assignor hereby agrees to make or cause to be made:

(a)    all payments of principal and interest on the Note and any amendments, extensions or renewals thereof;

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(b)    payment of all other sums, if any, with interest thereon, becoming due and payable to Assignee under the provisions of this Assignment, the Note and/or the Deed of Trust; and

(c)   punctual performance and discharge of each and every obligation, covenant and agreement contained in the Note, the Deed of Trust or in any other instrument executed by Assignor in connection with the Note.

3.     Assignor warrants and represents that Assignor has not previously assigned the Leases or the rents and revenues of the Property, or executed any other instrument which would interfere with or in any manner prevent Assignee from obtaining the full benefits of the provisions of this Assignment.

4.     Assignor covenants and agrees with Assignee:

(a)   not to collect any of the rent, income and profits from the Property more than one month in advance of the time that the same shall become due under the provisions of the Leases (other than for security deposits made under the Leases);

(b)   not to execute any other assignment of the rents, income or profits arising or accruing from the Leases or the Property;

(c)   to collectively assign and transfer to the Assignee any and all other leases entered into after the date of this Assignment upon all or any part of the Property and to execute and deliver, at the request of the Assignee, all such further assignments in the premises as the Assignee shall from time to time reasonably require;

(d)   that if any act shall be done by the Assignor in breach of the foregoing, then such act shall be null and void and without force or effect unless specifically agreed to in writing by the Assignee.

5.     Assignor hereby authorizes Assignee or Assignee’s agents to collect the rents and revenues from the Property and hereby directs each tenant of the Leases to pay such rents and revenues to Assignee or Assignee’s agents; provided, however, so long as there shall exist no default (after such default is not cured within the one time 30-day cure period provided for in the Note) by Assignor in the payment of the principal and interest on the Note, in the performance of any obligation, covenant or agreement contained herein, in the Note, the Deed of Trust or in any other instrument executed by Assignor in connection with the Note, Assignor shall have the right to collect and receive as trustee for the benefit of Assignee and Assignor all rents and revenues arising under the Leases or from the Property and to apply the rents and revenues so collected to the sums secured by the Deed of Trust, with the balance, so long as no such default exists, (after such default is not cured within the one time 30-day cure period provided for in the Note) to the account of Assignor; it being the intention of Assignor and Assignee that this Agreement constitutes an absolute assignment and not an assignment for additional security only.

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6.     Upon or at any time after default by the Assignor in the payment of the principal and interest on the Note, in the performance of any obligation, covenant or agreement contained herein, in the Note, the Deed of Trust, or in any other instrument executed by the Assignor in connection with the Note, and such default is not cured within the cure periods as provided for in the Note, the Assignee may, but is not obligated or required, at its option, without notice, and without regard to the adequacy of the security for the said principal and interest on the Note, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a Court, take possession of the Property described in the Deed of Trust, hold, manage, lease and operate the same on such terms and for such period of time as Assignee may deem proper. Additionally, Assignee may demand, sue for or otherwise collect and receive all rents, income and revenues of the Property, including those past due and unpaid, without taking possession of the Property. Assignee shall also have full power to make, from time to time, all alternations, renovations, repairs or replacements as may seem proper to Assignee and to apply such rents, income and profits to the payment:

(a)   First, all expenses of managing the Property, including, without limitation, the salaries, fees and wages of a managing agent and such other employees as Assignee may deem necessary or desirable and all expenses of operating and maintaining the Property, including all taxes, charges, claims, assessments, and any other liens, and premiums for all insurance which the Assignee may deem necessary or desirable, the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and regaining possession of the Property; and

(b)   Second, the principal and interest on the Note, together with all costs and attorney’s fees incurred by Assignee in enforcing Assignor’s obligations hereunder, under the Note and the Deed of Trust, all in such order of priority as to any of the items mentioned in this paragraph as the Assignee in its sole discretion may determine.

No credit shall be given Assignee for any sum or sums received from the rents, income or revenues of the Property until the money collected is actually received by Assignee and no credit shall be given for any uncollected rents or other uncollected amounts or bills, nor shall credit on any indebtedness secured by the Deed of Trust be given for any rents, income and revenues derived from the Property after Assignee obtains title to the Property under order of the Court or by operation of law or otherwise. The exercise by Assignee of the option granted in this paragraph and the collection of the rents, income and revenues and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under the Note, Deed of Trust, this Assignment or any other instrument executed by Assignor in connection with the Note.

7.     Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee’s failure to let the premises after default or from any other act or omission of Assignee in managing the Property after default unless such loss is caused by the willful misconduct and bad faith of Assignee. Furthermore, it is understood that Assignee shall not be obligated to assume, perform or discharge nor does Assignee undertake to assume perform or discharge, any obligation, duty or liability of Assignor under the Leases, it being agreed that Assignee shall be treated as agreeing to assume, perform or discharge such obligations, duty or liability only if:

(a)   Assignee shall, by written notice sent to the tenant named in the Leases, specifically so elect, or

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(b)   Assignee shall foreclose under the Deed of Trust and take possession of the Property.

Aside from its own gross negligence as willful misconduct, in no event shall Assignee be liable for the performance or discharge of any obligations not expressly assumed by it, or in any assignment or other transfer by Assignee of its interests in the Leases or the Property to any other party. Assignor shall, and does hereby agree to, defend (with counsel acceptable to Assignee), indemnify and hold Assignee harmless from and against any and all liability, loss, cost, damage or expenses which may be or is incurred by Assignee under the Leases, or under or by reason of this Assignment and from any and all claims and demands whatsoever which maybe asserted against Assignee or by reason of any alleged obligations or undertakings on the part of Assignee to perform or discharge any of the terms, covenants or agreements contained in the Leases, except such obligations or undertaking expressly assumed by Assignee or resulting from an act or omission of the Assignee.

Aside from liability incurred by its own gross negligence or willful misconduct, if Assignee should incur any such liability, or be subject to any such claims, all expenses incurred or expended by Assignee in protecting its interest (including reasonable attorney’s fees) shall be secured by the Deed of Trust and Assignor shall reimburse Assignee upon written demand within thirty (30) days. Upon the failure of Assignor to reimburse Assignee, Assignee may, at its option, declare all sums evidenced by the Note and secured by the Deed of Trust immediately due and payable. It is further understood that this Assignment shall not operate to place responsibility upon Assignee, except as otherwise specifically provided, in the case of the gross negligence or willful misconduct of the Assignee for the control, care, management or repair of the Property, nor for the carrying out of any of the terms and conditions of the Leases nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenant or any other parties, or from any dangerous or defective condition of the Property, or for any negligence (but not the gross negligence) in the management, upkeep, repair or control of the Property resulting in loss, injury or death to any tenant, licensee, employee or stranger.

8.     In the event there shall have been made payment in full of the principal and interest on the Note, and Assignor shall make, or cause to have been made, full performance of all of Assignor’s obligations under the Deed of Trust, this Assignment, and all other instruments executed by Assignor in connection with the Note, shall become and be void and of no further force or effect, and Assignee shall promptly file a recordable release of same in the Official Public Records of the counties in which the Property is located. An affidavit, certificate, letter or statement of any officer, agent or attorney of Assignee indicating that any part of the principal or interest on the Note remains unpaid or that Assignor’s obligations remain unperformed shall be conclusive evidence of the continuing validity and effectiveness of this agreement and any person may, and is authorized to, rely thereon.

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9.     Assignor authorizes and directs the tenants named in the Leases, upon receipt from Assignee of written notice to the effect that (i) Assignee is then the holder of the Note, Deed of Trust and this Assignment; and (ii) that a default exists under any of the provisions of one or all of such instruments, to pay over to Assignee all rents, income and revenues arising or accruing under the Leases and to continue to do so until otherwise notified by Assignee. Assignor and Assignee each agree that (i) any tenant or occupant shall have the right to inquire as to whether default actually exists; and (ii) Assignor shall have no right or claim against any such tenant or occupant for any such rents paid by any tenant or occupant to Assignee following receipt of such notice.

10.     Nothing contained in this Agreement and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Note, Deed of Trust or under any other instrument executed by Assignor in connection with the Note, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms of any instrument executed by Assignor in connection with the Note. The collection and application of the rents, income and revenues to the Note, or as otherwise provided above, shall not constitute a waiver by Assignee of any default which might at the time of such application or thereafter exist under any documents executed by Assignor in connection with the Note. The Note may be accelerated in accordance with its terms, notwithstanding the application of rents, income and revenues.

11.    In the event of foreclosure of the Deed of Trust by sale or otherwise, Assignee is authorized (i) to sell Assignor’s interest in the Leases as lessor together with the Property; or (ii) to assign the same without consideration to the purchaser at any such sale or to any other claimant to title to the Property by virtue of foreclosure of the Deed of Trust. There shall be no liability to account to Assignor for any rents or profits accruing after the foreclosure of the Deed of Trust.

12.    Assignor agrees to execute and deliver to Assignee such further instruments and documents as, from time to time during the existence of this Assignment, Assignee may reasonably require in order to perfect the interest and the right of Assignee under this Assignment.

13.    No remedy or right conferred upon Assignee by operation of law, by this Assignment, the Note, the Deed of Trust or by any other instrument executed by Assignor in connection with the Note is intended to be, nor shall it be, inclusive of any other right or remedy, but each and every remedy or right shall be cumulative and shall be in addition to every other remedy or right conferred upon Assignee and each and every such remedy or right may be pursued by Assignee in such manner and order, together or separately, and at such times as Assignee may elect.

14.    If any term or provision of this Assignment, or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Assignment shall be valid and be enforced to the fullest extent permitted by law.

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15.    Notice provided for in this Assignment must be in writing, and may be given or served, unless otherwise expressly provided herein, by depositing the same in the United States Mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or delivered by the same in person to such party (or, if the party or parties to be notified be incorporated, to an officer of such party), or by prepaid telegram, when appropriate, addressed to the party to be notified or notice may be sent in any manner as provided by Texas Property Code § 64.002 (2011). Notice to a tenant shall be effective as provided for in Texas Property Code § 64.002(d) (2011). Notice deposited in the mail in the manner hereinabove described shall be effective upon receipt at the address of addressee. Notice given in any other manner shall be effective only if and when received by the party to be notified. For the purposes of notice, the addresses of the parties and their currently designated agents for the receipt of notice hereunder are stated below. The parties and their respective successors and assigns shall have the right from time to time, and at any time, to change their respective addresses and agents for the receipt of notice and shall have the right to specify as their respective addresses and agents any other by giving at least fifteen (15) days prior written notice to the other party.

16.    The following addresses shall be the addresses for any notice under this Assignment of

Rents.

Addresses for notice:

Assignor:

Reven Housing Texas 2, LLC, a Delaware limited liability company

P.O.Box 1459

La Jolla, San Diego County, CA 92038-1459

Assignee:

Lubbock National Bank

P.O. Box 6100

Lubbock, TX 79493

Tenant:

As reflected by the Assignors’ records,

DATED              January 31, 2017.

.	ASSIGNOR:

Reven Housing Texas 2, LLC, a Delaware limited liability company

	By:	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer

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ASSIGNEE:

Lubbock National Bank

By:	/s/ Randy Kitten
Randy Kitten
Senior Vice President

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF	San Diego

On 1/30/17 before me, Anne Sugden (here insert name and title of the officer), personally appeared Thad L, Meyer, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official Seal.

Signature              Anne Sugden              (Seal)

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STATE OF TEXAS	§

COUNTY OF LUBBOCK	§

This instrument was acknowledged before me, a Notary Public, on the _____ day of _____________, 2017 by Randy Kitten, Senior Vice President of Lubbock national Bank, a national banking association, on its behalf.

Notary Public in and for the State of Texas

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CONTINUING GUARANTY — UNLIMITED AMOUNT

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF LUBBOCK	§

That, for and in consideration of the making, at the request of the undersigned, of a loan by the Lubbock National Bank (“Bank”) to the hereinafter named Borrower, and for other consideration, the undersigned, hereinafter referred to as Guarantor or Guarantors, whether one or more, hereby bind ourselves, or any entity which signs this agreement, jointly and severally, and unconditionally, to pay to the Lubbock National Bank, or order, on demand upon Borrower’s default under the Note (as hereinafter defined), after any applicable notice and/or cure period provided for therein, as a part of the loan evidenced by the Note, hereinafter referred to as the Bank, at its office in Lubbock, Lubbock County, Texas, any and all indebtedness or other liability, as hereinafter defined, which Reven Housing Texas 2, LLC, a Delaware limited liability company, hereinafter referred to as the Borrower, may now or may at any time hereinafter owe the Bank, under and with respect to the loan evidenced by the Real Estate Lien Note of even date herewith in the fact amount of $5,020,000.00 executed by the Borrower and payable to the order of the Bank (the ‘Note). Without in any way limiting the above, the term indebtedness is used herein in its most comprehensive sense, with respect to the loan evidenced by the Note, and as may be owed und the loan documents, and includes any and all advances, debts, obligations and liability of Borrower with respect to the loan evidenced by the Note heretofore, now, or hereinafter made, incurred or created, whether voluntary or involuntary, and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether such indebtedness be owing by Borrower as principal, surety or endorser, whether or not any other person, firm, or corporation is also liable for any and all of said indebtedness, and whether Borrower may be liable individually or jointly with others. The term indebtedness shall include interest on indebtedness, with respect to the loan evidenced by the Note and attorneys’ fees and other collection costs. Any future advances made to Borrower with respect to the loan evidenced by the Note are deemed to be made within the contemplation of Bank, Borrower, and Guarantor at the time this agreement is executed.

The undersigned Guarantor hereby waives diligence on the part of the Bank in the collection of any and all of said indebtedness, and the Bank shall have the privilege of granting such renewals and extensions as it may deem proper, Except as required by the Note, the undersigned hereby expressly waives notice of non-payment, protest and notice of protest, presentment, demand, notice of intent to accelerate, notice of acceleration, with respect to any indebtedness covered hereby. Except as required by the Note, the undersigned Guarantor further waives any right to require Bank to proceed against Borrower, proceed against or exhaust any security held against Borrower, pursue any other remedy in the Bank’s power whatsoever. To the maximum extent permitted by law, Guarantor waives all rights or defenses under Rule 31 of the Texas Rules of Civil Procedures, Section 17.001 of the Texas Civil Practice and Remedies Code, Chapter 43 of the Texas Civil Practice and Remedies Code, Sections 51.003, 51.004 and 51.005 of the Texas Property Code and any other law whether statute of law, common law, in equity, under contract, or otherwise, or under any amendments, recodifications, supplements or any successor statue or law of or to any such statute or law. The undersigned Guarantor further waives notice of acceptance of this agreement, of creation of debt, of the failure to pay debt as it matures, or of any other default, of adverse change in the Borrower’s financial condition, or release or substitution of collateral, or impairment of collateral. The undersigned Guarantor further waives the benefit of any statute of limitations affecting their liability hereunder, or the enforcement thereof, or any statute of limitations relating to the liability of Borrower, and further waives any claim or cause of action of Borrower against Bank.

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Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder, from time to time, to renew, compromise, extend, accelerate, or otherwise change the type of payment of or otherwise change the terms of the indebtedness or any part thereof (except for an increase in the principal amount of the indebtedness); take and hold security for payment of this guaranty or the indebtedness guaranteed, and exchange, enforce, waive, and release any such security; apply such security and direct the order or manner of sale thereof as the Bank in its discretion may determine; and release or substitute any one or more of the endorsers or Guarantors, It shall not be necessary for the Bank, in order to enforce payment of said indebtedness by the undersigned Guarantor, to first institute suit or pursue or exhaust its remedies against Borrower, or against any other security which Bank may have. To the extent allowed by law, the undersigned Guarantor waives any rights which may be waived prior to default as authorized by Texas Business and Commerce Code, Article 9. The undersigned Guarantor further agrees that any required notice of disposition of collateral is deemed to be reasonable if sent to Guarantor at the below stated address, or otherwise delivered to Guarantor at the below stated address at least ten (10) days prior to the proposed disposition. This guaranty on the part of the undersigned is in addition to such other security or collateral, if any, which Bank may now or it may at any time have.

The obligation of the undersigned Guarantor shall constitute an absolute and unconditional continuing guaranty for the purposes set forth herein until terminatedupon the repayment by Borrower of the indebtedness evidenced by the Note or other loan documents as hereinafter provided.

Should the undersigned desire to be released from liability hereunder for any further obligations of the Borrower, the undersigned shall deliver proper written notice to that effect to the Bank and at the same time pay, or cause to be paid, all of the indebtedness of the Borrower to the Bank for which the undersigned may then be liable, whereupon the undersigned shall be released from liability on any obligations to the Bank thereafter incurred by the Borrower. The notice called for in this paragraph shall not be effective until Bank’s president has received the same and given written receipt for it.

Each of the undersigned acknowledges that the guaranty is in effect and binding on it without reference to whether it is signed by any other person or persons, entity or entities, and agrees that as to it, it shall continue in full force and effect notwithstanding the death or release by agreement or by operation of law, or the extension of time to any other guarantor or guarantors both as to obligations then existing and/or thereafter created. Until all of the indebtedness evidenced by the Note or other loan documetns of Borrower to Bank has been paid in full, Guarantor shall have no right of subrogation and waive any right to enforce any remedy which Bank now has or may hereinafter have against Borrower, and waive any benefit of any right to participate in any security now or hereinafter held by Bank. All payments made upon the indebtedness by the Note at any time shall be deemed to have been paid by Borrower, unless express notice in writing is given to the president of the Bank at the time of payment by Guarantor that it has been paid by such Guarantor. The indebtedness of Borrower now or hereinafter held by Guarantors is hereby subordinated to the indebtedness of Borrower to Bank. Bank need not notify Guarantors that Lender has sued Borrower or that it has sued other Guarantors. Each Guarantor shall remain liable for the indebtedness, even though the debt shall be unenforceable against or uncollectible from Borrower or any other person because of incapacity, lack of power or authority, discharge or for any other reason.

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Notwithstanding anything contained herein to the contrary, Bank shall provide the Guarantor with all notices of default provided to Borrower at the same time provided to Borrower and Guarantor shall have the option, but not the obligation, to cure any such default in the same time as provided to Borrower under the Note.

In addition to all liens upon and rights of set off against the monies, securities, or other property of Guarantors given to Bank by law, Bank shall have a lien upon and a right of set off against all monies, securities, and other property of Guarantors now or hereinafter in the possession of or on deposit with Bank, whether held in general or special account or on deposit or for safe keeping or otherwise. Every such right of set off may be exercised without demand or notice upon Guarantors. No lien or right of set off shall be deemed to have been waived by any act or conduct on the part of Bank or by any neglect to exercise such right of set off, or to enforce such lien, or by any delay in so doing, and every right of set off and lien shall continue in full force and effect until such right of set off or lien is specifically waived or released by an instrument in writing executed by Bank. Guarantor shall furnish to Bank, from time to time, financial statements and such other information as Lender may reasonably request, but no more frequently than as provided for in the Loan Agreement of even date herewith by and among Borrower, Guarantor and Bank.

If any one or more of the Borrowers are corporations or partnerships, it is not necessary for the Bank to inquire into the powers of the Borrowers or the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon such professed exercise of power, shall be guaranteed hereunder. Should the status of Borrower change through merger, consolidation or otherwise, this agreement shall continue and shall cover the indebtedness evidenced by the Note and other loan documents under such new status.

Bank may, with notice, assign this guaranty in whole or part, and this guaranty agreement shall inure to the benefit of any successors or transferees.

Guarantor agrees to pay reasonable attorney's fees and other collection costs, including Court costs, if this agreement is placed in the hands of any attorney for collection.

This agreement shall be binding on the Guarantors, their heirs, administrators, executors, personal representatives, successors and assigns. Any reference to gender shall apply to all genders, and the singular shall include the plural, and the plural shall include the singular as may be required, If any provision hereof is, for any reason, held invalid or unconstitutional by any Court of competent jurisdiction, such portion shall be deemed a separate, distinct, and independent provision, and such holding shall not Affect the remaining portions hereof. This agreement is enforceable according to the laws of the State of Texas. This agreement is to be performed in Lubbock County, Texas, and any suit hereon or for any breach hereof may be brought and prosecuted in the courts of said County.

Executed January 31, 2017.

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GUARANTORS

Name:	Reven Housing REIT, Inc.

	By:	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer

Address:

NOTICE TO THE GUARANTOR

If the debt guaranteed is a consumer debt, you are notified as follows:

You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

The bank can collect this debt from you without first trying to collect from the borrower. The bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing wages, etc., as allowed by law If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for the debt.

Reven Housing REIT, Inc.
By:	Thad L. Meyer
Thad L. Meyer
Chief Financial Officer

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AFTER RECORDING RETURN TO: Lubbock National Bank, P.O. Box 6100, Lubbock, Texas 79493

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

FROM: REVEN HOUSING TEXAS 2, LLC	TO: RANDY KITTEN, Trustee

A Delaware limited liability company

DEED OF TRUST, SECURITY AGREEMENT,

AND FINANCING STATEMENT

1.          CONVEYANCE. Reven Housing Texas 2, LLC, a Delaware limited liability company (“Grantor”, whether one or more), whose address is P.O. Box 1459, La Jolla, San Diego County, California 92038-1459, for the purpose of securing the hereinafter described indebtedness and in consideration of the sum of Ten Dollars ($10.00), paid to Grantor by the Trustee hereinafter named, the receipt of which is hereby acknowledged, and for the further consideration of the uses, purposes, and trusts hereinafter set forth, has granted, sold, and conveyed, and by these presents does grant, sell and convey, unto Randy Kitten, Trustee, of Lubbock National Bank, whose address is P.O. Box 6100, Lubbock, Texas 79493, and his substitutes or successors, all of the real and personal property described in this Deed of Trust, Security Agreement and Financing Statement (the “Deed of Trust“) (which real and personal property is hereinafter referred to collectively as the “Property“), now owned or hereinafter acquired, subject to those easements, restrictive covenants, encumbrances or interests listed on the schedule of exceptions in the title insurance policies issued to Beneficiary as of the date of recordation of this Deed of Trust insuring the Beneficiary’s interest in the Property (the “Permitted Exceptions”).

The property covered by this Deed of Trust is described as being all of Grantor’s right, title and interest in the following (collectively, the “Property“):

(a)	The premises described as:

See Exhibit A.

together with all of the easements, rights of way, privileges, liberties, hereditaments, strips and gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto, either in law or in equity (collectively, the “Land“);

(b)	The structures or buildings, and all additions and improvements thereto, now or hereafter erected upon the Land, including all building materials and Fixtures (hereinafter defined) now or hereafter forming a part of said structures or buildings, or delivered to the Land and intended to be installed in such structures or buildings (collectively, the “Improvements“);

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(c)	All systems, devices, machinery, apparatus, equipment, fittings, appliances and fixtures of every kind and nature whatsoever now or hereafter located on the Land or the Improvements, including, but not limited to, all electrical, anti-pollution, heating, lighting, laundry, incinerating, power, air-conditioning, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, communication, garage and cooking systems, devices, machinery, apparatus, equipment, fittings, appliances and fixtures, and all engines, pipes, pumps, tanks, motors, conduits, ducts, compressors and switchboards, and all storm doors and windows, dishwashers, attached cabinets and partitions not included in the improvements (collectively, the “Fixtures“);

(d)	All articles of personal property of every kind and nature whatsoever, including, but not limited to, equipment, furniture, shades, awnings, screens and carpets, now or hereafter affixed to, attached to, placed upon, used or usable in any way in connection with the use, enjoyment, occupancy or operation (including the planning, development and financing) of the Land or Improvements (collectively, the “Personal Property);

(e)	All leases of the Land, Improvements and Personal Property, or any part thereof, now or hereafter entered into, and all right, title and interest of Grantor thereunder, including cash or securities deposited thereunder to secure performance by the tenants of their obligations, and, including further, the right to receive and collect the rents thereunder (collectively, the “Leases“);

(f)	All revenues, income, rents, issues and profits of any of the Land, Improvements, Personal Property or Leases (collectively, the “Rents“);

(g)	All proceeds from the conversion, whether voluntary or involuntary, of any part of the Land, Improvements or Personal Property into cash or liquidated claims, including insurance proceeds, insurance premium refunds and condemnation awards (collectively, the “Conversion Proceeds”);

(h)	All contracts and subcontracts relating to the Land or Improvements and all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Land or Improvements (collectively, the “Contracts“);

(i)	All funds, accounts, accounts receivable, chattel paper, contract rights, deposit accounts, documents, instruments, general intangibles, letter of credit rights, (including fictitious, trade and other names, trademarks and symbols used in connection with the Land or Improvements, whether registered or not), and notes and chattel paper arising from or by virtue of any transaction relating to the Land or Improvements (collectively, the “Intangibles“);

(j)	To the extent not already described above, all of the Grantor’s interest in accounts, chattel paper, commodity accounts, commodity contracts, deposit accounts, electronic chattel paper, equipment, fixtures, general intangibles, goods, instruments, inventory, investment property, letter of credit rights, commercial tort claims, supporting obligation, oil and gas interest and extracted collateral relating to Land or Improvements (collectively, “All Other Collateral”); and

(k)	Any and all proceeds of every kind or character now owned or hereafter arising from or by virtue of any of the Property herein described, and all replacements, substitutions, or accessions to any of the above.

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2.          WARRANTY. TO HAVE AND TO HOLD the Property, together with the rights, privileges and appurtenances thereto in anywise belonging, unto said Trustee, and to his successors or substitutes, forever. Grantor does hereby bind itself, its executors, administrators, successors and assigns to WARRANT AND FOREVER DEFEND, subject to the Permitted Exceptions, the Property unto the said Trustee, his substitutes or successors, forever against the claim or claims of all persons claiming or to claim the same or any part thereof.

3.          INDEBTEDNESS AND NOTE. This conveyance, however, is made in TRUST for the purpose of securing payment of:

(a)          Grantor's indebtedness to Lubbock National Bank (“Beneficiary“), which indebtedness is evidenced by that certain Real Estate Lien Note (the “Note“) , or other loan documents executed simultaneously therewith, which is of even date herewith, executed by Grantor and payable to the order of Beneficiary in payments and at the rates of interest therein stipulated, and any and all renewals, extensions, amendments, supplements, substitutions, and modifications thereof. The Note provides for the right to declare the unpaid principal due and payable in the event of default and provides for reasonable attorneys’ fees. The Note is in the principal sum of $5,020,000,00. The final maturity date of the Note is January 31, 2022.

(b)          All other sums as may become due and owing to Beneficiary under the terms of this Deed of Trust or any other document executed in connection with, or securing, the Note.

(c)          Any and all sums as may become due and owing to Beneficiary under the terms of any instrument executed by any person other than Grantor which guarantees or is guaranteed by the Note described herein.

4.          SPECIAL COVENANTS. Grantor represents that it owns the Property, in fee, and has the right to convey the same and that the Property is free from all liens and encumbrances, except as herein provided and those listed as Permitted Exceptions. Grantor further covenants and agrees as follows:

(a)          Taxes and Assessments. To protect the title and possession of the Property and to pay when due all applicable taxes, assessments, and other governmental, municipal or other public dues, charges, fines or impositions, now existing or hereafter levied or herein created, as a first and prior lien on the Property, including any improvements hereafter made a part of the realty, except as to any prior liens expressly referred to herein. Grantor shall deliver to Beneficiary, on or before the date prescribed by, or requested by Beneficiary, paid receipts evidencing payment of same. (If no date is prescribed by or requested by Beneficiary, then said paid tax receipts shall be due within thirty (30) days after request therefor by Beneficiary.) If a tax and insurance escrow provision is included in this Deed of Trust, at the Beneficiary’s option, such provision shall control over this provision. Grantor further agrees to furnish to the Beneficiary while any portion of the indebtedness secured hereby remains unpaid, true, correct, and legible copies of any county appraisal district valuations of all or any portion of the subject property, on or before the date prescribed by, or requested by Beneficiary. (If no date is prescribed or requested by Beneficiary, then said paid tax receipts shall be due within thirty (30) days after requested by Beneficiary);

(b)          Repairs and Condition of the Property. To keep any improvements on the Property in good repair, working order and condition, and not to permit or commit any waste thereof (normal wear and tear excepted); to keep any such improvements occupied so as not to impair insurance thereon;

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(c)          Hazard Insurance. To insure and keep insured all improvements now or hereafter erected upon the Property against loss or damage by fire, or windstorm or any other hazard, and extended coverage, and flood insurance, as may be reasonably required from time to time by Beneficiary, to the extent of the original amount of the indebtedness secured hereby, or to the extent of the full insurable value of such improvements, whichever is the lesser, in such form and in such insurance company or companies as may be approved by Beneficiary. (In the event this Deed of Trust secures indebtedness to be used for construction of improvements on the Property, Beneficiary shall determine in its sole discretion, the types and amounts of such insurance policies as it may desire during the construction of such improvements on the Property.) Such policy or policies of insurance shall be delivered to Beneficiary, after having been endorsed by loss payable or mortgage indemnity clauses, as Beneficiary may direct. All renewals of such policies shall be delivered to Beneficiary at least thirty (30) days before any such policy or policies expire, and any sums which may become due under such policy or policies may be applied by Beneficiary, at its option, to reduce Grantor's debt, or Beneficiary may permit Grantor to use such proceeds to repair or replace the improvements damaged or destroyed. If Beneficiary elects to permit Grantor to use such proceeds to repair or replace the improvements, then the proceeds shall be placed in escrow (at Grantor's expense) to be advanced by Beneficiary to repair or replace the improvements damaged or destroyed, and any excess over that required to fully repair or replace the improvements damaged or destroyed shall be applied by Beneficiary to reduce Grantor's debt secured hereby. To the extent Beneficiary is required to force place any insurance, it shall be entitled to cover the cost of such coverage from Grantor with interest at the rate specified in the Note, as well as any and all other expenses incurred in retaining such insurance and recovering the amounts incurred in collecting the additional amounts which may be due;

(d)          Attorneys' Fees and Expenses. To pay all reasonable attorneys' fees and expenses which may be incurred by Beneficiary in collection or enforcement of the Note, this Deed of Trust, or any other instrument evidencing, securing, or relating to the indebtedness secured hereby, including, but not limited to, any such fees and expenses incurred in any suit or other proceeding to collect or enforce said Note, Deed of Trust, or other such instruments, or any fees and expenses incurred in presenting any claim thereon in any probate or bankruptcy proceeding;

(e)          Liability Insurance. To obtain and furnish to Beneficiary certificates of insurance reflecting public liability and for such other insurance protection for loss, damage or injury which might reasonably be expected to occur in the operation of the improvements located on the Property in such amoutns and coverages as may be reasonably required by Beneficiary. All certificates shall reflect such insurance is for the benefit of Beneficiary primarily with respect to other insurance carried by Beneficiary and provide that there shall be no material change in or cancellation of the policies until Beneficiary shall have been given thirty (30) days written notice of the contemplated change or cancellation. The insurance coverage represented by all such certificates shall be maintained by Grantor at all times while the Note remains unpaid and shall not limit in any way the liability of Grantor to Beneficiary. Grantor shall be solely responsible for deductible assumptions or retentions under any such insurance policies and all losses, damages or liability in excess of or not covered under such policies. Such insurance policies should name as the insured the Grantor and Beneficiary and any other entities which Beneficiary reasonably feels should be included in such insurance program as the named insured.

(f)          Inspection. Subject to the rights of tenants of the single family homes located on the Property, to allow Beneficiary, its agents, employees, or representatives, to inspect the Property and improvements thereon at any reasonable time during customary hours and with prior written notice at least 48 hours ahead of such intended inspection;

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(g)          Payments by Beneficiary. That in the event Grantor shall fail to keep the improvements on the Property in good repair and condition, or to pay promptly when due all taxes and assessments, as aforesaid, or to preserve the prior lien of this Deed of Trust on the Property, or to keep the buildings and improvements insured, as aforesaid, or to deliver the policy, or policies, of insurance or the renewal thereof to Beneficiary, as aforesaid, then Beneficiary may, at its option, but without being required to do so, make such repairs, pay such taxes and assessments, purchase any tax title thereon, remove any prior liens, and prosecute or defend any suits in relation to the preservation of the prior lien of this Deed of Trust on the Property, or insure and keep insured the improvements thereon in an amount not to exceed that above stipulated; that any sums which may be so paid out by Beneficiary and all sums paid for insurance premiums, as aforesaid, including the costs, expenses, and attorney's fees paid in any suit affecting the Property when necessary to protect the lien hereof shall bear interest from the dates of such payments at the rate stated in the Note that accrues prior to the final scheduled maturity date of January 31, 2022, or the maturity date as a result of acceleration of the indebtedness and shall be paid by Grantor to Beneficiary upon demand, at the same place at which the Note is payable, and shall be deemed apart of the debt hereby secured and recoverable as such in all respects.

(h)          Further Assurances. Grantor, upon the request of Beneficiary, will execute, acknowledge, deliver, and record, at Grantor's expense, further instruments and do further acts as may be necessary or desirable to carry out the purposes of the Note, this Deed of Trust, and the other documents and instruments executed in connection with or securing the Note (collectively, the “Loan Documents”), and to subject to the liens and security interests created by the Loan Documents any property intended to be covered by the Loan Documents pursuant to their terms, including, without limitation any renewals, additions, replacements, improvements, or appurtenances to the Property.

(i)           Personal Property Listings. If the Property includes any personal property, Grantor agrees to furnish or cause to be furnished to Beneficiary, a complete listing of all such personal property, of whatever description, class, or category, including serial numbers where applicable, on or before thirty (30) days after written request therefor by Beneficiary, while any portion of the indebtedness secured hereby remains unpaid.

(j)           Depository Accounts. Grantor agrees, immediately upon request by Beneficiary, to establish and maintain at Beneficiary at all times while any portion of the indebtedness secured hereby remains unpaid, all depository accounts of Grantor related to the Property.

(k)          Sale of Grantor's Assets. Grantor agrees that Grantor will not sell, transfer, or otherwise dispose of any of its assets or the collateral described herein, or enter into any arrangement accomplishing substantially the same purpose, except in the ordinary course of Grantor's business, without the prior written consent of Beneficiary.

(l)           Subordination of Principal Debt. In the event Grantor is not a natural person, Grantor agrees that all indebtedness owed by Grantor to any principals of Grantor or any guarantors of the indebtedness secured hereby, will be and remain subordinate and inferior to all indebtedness owed to Beneficiary, and any liens and security interests securing any such indebtedness to any such principal or guarantor shall be and remain subordinate and inferior to the liens and security interests in favor of Beneficiary, and Grantor agrees to provide to Beneficiary such subordination agreements as Beneficiary may reasonably require, in form and substance satisfactory to Beneficiary. Such subordination agreements shall provide, among other things, that no payments shall be made on any such subordinated debt owed to any such principal or guarantor so long as there exists an event of default on the Note or any document or instrument executed in connection with or securing the Note.

(m)         No Chanties in Grantor. Grantor agrees that Grantor will not enter into any investments, mergers, consolidations, partnerships, joint ventures, make any loans, make any advances, acquisitions, or redeem any of its ownership interests, however evidenced, without the prior written consent of Beneficiary.

(n)          Re-Subdivision. Grantor agrees that Grantor will not re-subdivide the Property, or cause it to be re-subdivided, in violation of any existing restrictions or without the prior written consent of Beneficiary.

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(o)          Other Guaranties. Grantor agrees that it will not guarantee any indebtedness, except in the ordinary course of business, with written notice to Beneficiary or permit any liens or encumbrances on the Property without the prior written consent of Beneficiary.

(p)          INTENTIONALY LEFT BLANK.

(q)          Sale of Collateral. Grantor agrees that Grantor will not sell, transfer, or otherwise dispose of any of its assets, or enter into any arrangement accomplishing substantially the same purpose, except in the ordinary course of Grantor's business, without the prior written consent of Beneficiary.

(r)           Appraisal of Property. Grantor agrees that Beneficiary may if an event of a default is then continuing, this Deed of Trust, obtain, at Grantor's expense, an appraisal of the property herein described from an appraiser acceptable to Beneficiary. Grantor shall pay the expense of such appraisal to Beneficiary upon demand and failure to pay such expense shall constitute an event of default under the Note and this Deed of Trust.

(s)          No Other Liens. Grantor will not, without the prior written consent of Beneficiary, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Exceptions, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Beneficiary, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other property forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Beneficiary. If Beneficiary consents to the voluntary grant by Grantor of any lien, security interest, or other encumbrance (hereinafter called “Subordinate Mortgage“) covering any of the Mortgaged Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Mortgage, any such Subordinate Mortgage shall contain express covenants to the effect that: (1) the Subordinate Mortgage is unconditionally subordinate to this Deed of Trust and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Beneficiary; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Beneficiary may determine, prior to being applied to any indebtedness by the Subordinate Mortgage; (4) written notice of default under the Subordinate Mortgage and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Mortgage or to seek the appointment of a receiver for all or any part of the Property shall be given to Beneficiary with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Mortgage, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantors’ rights hereunder without the prior written consent of Beneficiary.

5.          GRANTOR’S REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrant to Beneficiary to the best of Beneficiary’s actual knowledge as follows:

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(a)          Encroachments. There are no known disputes concerning the lines and corners of the Property, and there are no known encroachments either upon the Property or from the Property upon adjacent land, except as disclosed herein and as shown on the survey(s) of the Property heretofore delivered to Beneficiary, if any.

(b)          No Prior Liens. No person has taken or permitted any action that would cause the inception or priority of any mechanic's or materialmen's lien, or any other lien, charge or encumbrance upon the Property to be prior or superior to the liens of the Deed of Trust other than those referred to herein.

(c)          On Grantor’s Behalf. Grantor represents hereunder that the Note and all other instruments executed by Grantor in connection therewith have been executed by Grantor on Grantor's own behalf and for its own account, and Grantor is not acting as Trustee, nominee, or agent for another person or entity in the execution performance or delivery of the Note or any other instruments executed in connection therewith.

(d)          True Warranties. All warranties, representations and certifications made and all information and materials submitted or caused to be submitted to Beneficiary in connection with the Note are true and correct in all material respects, and there have been no adverse changes in or conditions affecting any of such warranties, representations, certifications, material or information prior to the date hereof.

(e)          Valid and Binding Obligations. The execution and delivery of the Note and all other instruments executed in connection therewith have been duly authorized and approved by the party executing such documents and constitute valid and binding obligations of Grantor enforceable in accordance with their respective terms, and the payment or performance thereof is subject to no offsets, claims or defenses.

(f)          Pending Litigation. There is no pending or threatened claim or litigation against the Property or Grantor, which may have a material adverse effect on Guarantor of the Property.

(g)          No Other Authority Needed. The execution and delivery of the Note and all other instruments executed in connection therewith do not violate or contravene in any way any documents creating or governing any party executing such documents, or any other agreement or instrument to which such party may also be a party, and execution and delivery of the Note and such other instruments will not be in conflict with, result in a breach of, or constitute a default under any such other agreements or documents, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of such party, except as contemplated by the provisions of the Note, this Deed of Trust, or such other instruments, and no action or approval with respect thereto by a third person is required.

(h)          No Other Consent Needed. No consent or approval of any regulatory body to the execution, delivery or performance of the Note or any other instruments executed in connection therewith is required by law.

(i)           No Violation of Law. The execution and delivery of the Note and any other instruments executed in connection therewith does not contravene any law, order, decree, rule or regulation to which any person, firm or entity executing the same is subject.

(j)           True Financial Statements. Any financial statements delivered to Beneficiary by or on behalf of Grantor are each true and correct in all respects and there has been no material adverse changes in such statements as of this date. Grantor is not bankrupt, has not committed any acts or omissions which would lead to voluntary or involuntary bankruptcy, and has no outstanding liens, suits, garnishments, bankruptcies, reorganizations, liquidations, dissolutions or other court actions which could render Grantor insolvent.

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(k)          No Condemnation. No part of the Property has been taken in condemnation or other similar proceeding which would materially and adversely reduce or impair the value of the Property, nor is any such proceeding pending which would involve the taking of any part of the Property which would materially and adversely reduce or impair the value of the Property.

6.           SUBROGATION. Except for the Permitted Exceptions (and other items approved by Beneficiary as provided for in this Deed of Trust or otherwise), the lien created by this Deed of Trust shall take precedence over and be a prior lien to any other lien of any character hereafter created on the Property, and if any money advanced by Beneficiary to, or on behalf of, Grantor, as part of the indebtedness evidenced by the Note secured hereby, is used to pay off and satisfy any liens heretofore existing on the Property, (other than a Permitted Exception) including specifically, but not limited to, those prior liens expressly referred to herein as being paid off or satisfied by all or part of the indebtedness secured hereby, then Beneficiary is, and shall be, subrogated to all of the rights, liens, remedies, equities, superior title and benefits held, owned, or enjoyed by the holders of the liens so paid off and satisfied.

7.           EMINENT DOMAIN. Beneficiary shall be entitled to receive any and all sums which may become payable to Grantor for the condemnation of the Property, or any part thereof, for public or quasi public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damage caused by public works or construction on or near the Property. All such sums are hereby assigned to Beneficiary, who may, at its option, after deducting therefrom all expenses actually incurred, including attorney's fees, release same to Grantor or apply the same to the reduction of the indebtedness hereby secured, whether then matured or to mature in the future, or on any money obligation hereunder, as and in such manner as Beneficiary may elect, and Beneficiary shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such sums, except for its own gross negligence or willful misconduct.

8.           MAXIMUM INTEREST. Determination of the rate of interest shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the full contracted period of the term of the Note all interest at any time contracted for, charged, or received from the Grantor in connection with the Note, No provision of this instrument or of the Note shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If at any time the interest received or contracted for exceeds the maximum lawful rate, the Beneficiary shall refund the amount of the excess or shall credit the amount of the excess against amounts owing pursuant to the Note and the excess shall not be considered the payment of interest.

9.           APPLICATION OF PAYMENTS. If any portion of the indebtedness secured hereby cannot be lawfully secured by this Deed of Trust lien on the Property, Grantor agrees that the first payments made on such indebtedness shall be applied to the discharge of that portion of such indebtedness which cannot be lawfully secured hereby.

10.         EXTENSIONS AND PARTIAL RELEASES. It is agreed that an extension, or extensions, may be made of the time of payment of all, or any part, of the indebtedness secured hereby, and that any part of the Property may be released from lien created hereby without altering of affecting the priority of the lien created by this Deed of Trust with respect to any junior encumbrancer, mortgagee, or purchaser, or any person acquiring an interest in the Property or any part thereof; it being the intention of the parties hereto to preserve this lien on the Property and all improvements thereon, and that may be hereafter constructed thereon, prior and superior to any liens that may be placed thereon, or that maybe fixed, given, or imposed by law thereon after the execution of this instrument notwithstanding any such extension of the time of payment, or the release of a portion of said Property from this lien.

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11.         DEFAULT BY GRANTOR. Beneficiary may, at its option, and subject to any cure periods or notices expressly provided in the Note, declare the entire indebtedness secured hereby immediately due and payable, and this Deed of Trust may be enforced immediately, as is hereinafter provided, upon the occurrence of any one of the following events of default. (No event of default shall exist under this Deed of Trust until after the expiration of the cure periods provided for in the note.)

(a)          if Grantor should fail to make payment of the Note, or any other indebtedness secured by this Deed of Trust, or any installment or portion thereof, as and when the same shall become due and payable, whether at the due date thereof or by acceleration or otherwise;

(b)          if Grantor shall fail, refuse or neglect to fully and timely perform and discharge any covenant contained in the Note, this Deed of Trust, or in any other document securing, or executed in connection with the Note;

(c)          if any statement, representation or warranty made by Grantor or any other obligor of the indebtedness secured hereby, in this Deed of Trust, any documents securing or executed in connection with the Note, or any financial statement or any other writing delivered to Beneficiary in connection with the Note shall be false, erroneous or misleading in any material respect;

(d)          if all or any part of the Property (or an interest therein) is sold, transferred or conveyed by Grantor without Beneficiary's prior written consent except pursuant to this Deed of Trust or any Permitted Exceptions. Beneficiary shall have waived such option to accelerate if, prior to any sale, transfer or conveyance, Beneficiary and the person to whom the property is to be sold, transferred or conveyed reach an agreement in writing that the credit of such person is satisfactory to Beneficiary. Beneficiary shall also have the option of changing the interest rate and the amount of the payments of the Note secured by this Deed of Trust. The Property shall be considered “sold, transferred or conveyed“ if the Property, or any interest therein is (a) sold under a contract of sale, contract for deed, or other similar conveyance of legal or equitable title; or (b) leased with an option to purchase;

(e)          if all or any part of the Property is mortgaged, pledged, hypothecated or otherwise encumbered by Grantor without Beneficiary's prior written consent except pursuant to this Deed of Trust or any Permitted Exceptions;

(f)           if Grantor or any other person or entity obligated to pay the indebtedness secured hereby shall (1) commence any case, proceeding or other action seeking an order for relief as a debtor, reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any state or federal law relating to bankruptcy, insolvency, reorganization or relief of debtors; (2) seek, consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property; (3) make a general assignment for the benefit of its creditors; or (4) admit in writing its inability to pay its debts as they mature;

(g)          if (1) a petition is filed against Grantor or any other person or entity obligated to pay the indebtedness secured hereby seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States of any state or other competent jurisdiction or (2) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Grantor or any such other obligor, a receiver or trustee for it or him, or for all or any part of its or his property, and such petition, order, judgment or decree described in clauses (1) and (2) shall not be and remain discharged or stayed within a period of sixty (60) days after its entry;

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(h)             the holder of any lien or security interest on the Property institutes foreclosure or other proceedings for the enforcement of its remedies thereunder,

(i)              the death, dissolution, liquidation, merger or other similar event affecting Grantor or any other person or entity obligated to pay the indebtedness secured hereby; and

(j)               in the event Grantor is not a natural person, if a material change in ownership or control of Grantor is made without the prior written consent of Beneficiary; and

(k)              if Grantor abandons its business as currently being conducted on the Property

(l)          INTENTIONALLY LEFT BLANK

12.         TRUSTEE’S SALE. When Grantor has defaulted, and Beneficiary has accelerated the time for payment of the Note as above provided, it shall be the duty of the Trustee, at the request of Beneficiary to enforce this Trust in the following manner, The Trustee shall advertise the time, place and terms of the sale of the Property or any part thereof for at least twenty-one (21) days preceding the day of sale by posting written or printed notices thereof at the courthouse door of the county where the Property, or any part thereof, is situated and which notice may be posted by the Trustee, or by any person acting for him and by filing a copy of such notice in the office of the County Clerk of the county in which the sale is made at least twenty-one (21) days preceding the date of sale; the Trustee shall then sell the Property or any part thereof in accordance with such notice at the courthouse door of the county in which the notice has been posted on the first Tuesday of any month between the hours of 10:00 o'clock a.m, and 4:00 o'clock p.m, to the highest bidder for cash, selling all or any portion of the Property, as an entirety, or in such parcels as the Trustee may elect, and the Trustee may make due conveyance to the purchaser, with general warranty binding the Grantor, its successors and assigns. Out of the proceeds of such sale, Trustee shall first pay all of the expenses of advertising the sale and making the conveyance, including a Trustee's commission or fee in a reasonable amount, which commission or fee shall be due and owing in addition to the attorney's fees provided for in the Note secured hereby. After payment of expenses and commissions, Beneficiary shall be paid the full amount of principal, interest, attorney's fees and other charges due and unpaid on the Note, with the balance of the proceeds of such sale, if any, to be paid by Grantor, its successors and assigns. The recitals in the conveyance to the purchaser shall be full and conclusive evidence of the truth of the matters therein stated, and all prerequisites to such sale shall be presumed to have been performed, and such sale and conveyance by the Trustee shall be conclusive against the Grantor, its successors and assigns. Beneficiary shall have the right to purchase at any sale of the Property or any part thereof if it is the highest bidder thereon and its shall have the right to have the amount for which the Property or any part thereof is sold credited on its indebtedness then owing. In the event a foreclosure hereunder should be commenced by the Trustee, Beneficiary, at any time before the sale of the Property or any part thereof, may direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and for judicial foreclosure of this Deed of Trust lien. If such a suit should be instituted, Beneficiary, at any time before the entry of a final judgment in said suit, may dismiss the same and require Trustee to sell the Property in accordance with the provisions of this Deed of Trust in addition to the printed notice hereinabove provided for, Beneficiary, at least twenty-one (21) days preceding the date of sale, shall serve written notice of the proposed sale by certified mail on each debtor who, according to Beneficiary's records is obligated to pay the indebtedness secured by this Deed of Trust Notice shall be complete upon deposit of the notice, enclosed in a postpaid wrapper, addressed to such debtor at the most recent address as shown by Beneficiary's records, in a post office or official depository under the care and custody of the United States Postal Service.

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13.         SUBSTITUTE TRUSTEE. Beneficiary in any event is hereby authorized to appoint a substitute trustee, or successor trustee, to act instead of the Trustee named herein without other formality than the designation in writing of a substitute or successor trustee; and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness hereby secured has been paid in full, or until all of the Property is sold hereunder, and each substitute and successor trustee shall succeed to all of the rights, title, and powers of the original Trustee named herein, the same as if said substitute or successor trustee had been named original Trustee in this Deed of Trust, and any conveyance executed by any substitute or successor trustee shall have the same effect as if executed by the original Trustee named herein, No bond shall be required of Trustee or any substitute or successor trustee, and Trustee and any substitute or successor trustee shall have the power to delegate any of the powers vested in him by this Deed of Trust.

14.         SURRENDER OF THE PREMISES. If any foreclosure sale is made of any portion of the Property, pursuant to Section 12, Grantor shall forthwith, upon the making of such sale, surrender and deliver possession of the Property to the purchaser at such sale, and in the event of its failure to do so, Grantor, from and after such sale, shall be and continue as the tenant at will of such purchaser, and in the event of its failure to surrender possession of the Property upon demand, the purchaser shall be entitled to institute an action for forcible detainer of the Property in the Justice of the Peace Court in the Justice Precinct in which the Property or any part thereof is situated.

15.         RELEASE. When the indebtedness secured hereby is paid in full and Grantor has performed all of the covenants herein, this lien shall be promptly released, at Grantor's expense. Further, provided no event of default is then continuing under this Deed of trust, in connection with the sale or refinancing of the site of a particular single family home constituting the Property, Grantor may request and shall be entitled to be released of the lien of the Deed of Trust by paying to Beneficiary in cash at its office an amount not less than the amount shown in the exhibit attached as Exhibit B to the (non-recordable) Loan Agreement agreed to by and between Grantor and Beneficiary. All reasonable costs of obtaining partial release of the single family home sites shall be paid by Grantor.

16.         PLURAL REFERENCE. If this Deed of Trust is executed by more than one person, the singular reference of Grantor shall include the plural person, and any pronouns shall include the neutral, plural, masculine or feminine. All references hereto to “Grantor“ shall include the Maker of the Note, if different from the Grantor name herein.

17.         HEIRS SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein to be performed by Grantor or Beneficiary, and the rights conferred upon Grantor and Beneficiary, shall be binding upon and inure to the benefit of not only Grantor and Beneficiary, but also their respective heirs, executors, administrators, grantees, successors and assigns.

18.         SECURITY AGREEMENT AND FINANCING STATEMENT. This Deed of Trust is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified herein as a part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code and Grantor hereby grants Beneficiary a security interest in said items. Grantor agrees that Beneficiary may file this Deed of Trust or a reproduction thereof in the Real Estate Records or other appropriate index as a financing statement for any of the items specified herein as part of the Property. Any reproduction of this Deed of Trust or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Grantor agrees to execute and deliver to Beneficiary, upon Beneficiary’s reasonable request, any financing statement, as well as extensions, renewals, and amendments thereof, and reproduction of this Deed of Trust in such form as the Beneficiary may require to perfect a security interest with respect to said items. Grantor shall pay all costs of filing such financing statement and any extensions, renewals, amendments, and releases thereof, and shall pay all reasonable court costs and expenses of any record searches for financing statements Beneficiary may reasonably require. Without prior written consent of Beneficiary, Grantor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including any replacements, substitutions, and additions thereto. Upon Grantor's breach of any covenant or agreement of Grantor contained in this Deed of Trust, including the covenants to pay when due all sums secured by this Deed of Trust, Beneficiary shall have the remedies of a secured party under the Uniform Commercial Code and, at Beneficiary's option may also invoke the remedies provided in this Deed of Trust as to such items. In exercising any of said remedies, Beneficiary may proceed against the Property and any items of personal property specified herein as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Beneficiary's remedies under the Uniform Commercial Code or of the remedies provided by this Deed of Trust Grantor hereby agrees that written notice of sale of the Property received by Grantor at least ten (10) days prior to foreclosure sale, and otherwise in accordance with the Note or this Deed of Trust, shall be commercially reasonable as contemplated by the Uniform Commercial Code.

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19.         ASSUMPTION. The Note hereby secured shall not be assumed by any person whatsoever without the prior written consent of the Beneficiary. Except in connection with the sale of a single fmaiy home site pursuant to Section 15 or if otherwise consented to by the Beneficiary, on sale or transfer of (i) all or any part of the Property, or any interest therein, or (ii) beneficial interests in Grantor (if Grantor is not a natural person or persons but is a corporation, partnership, trust or other legal entity), Beneficiary may, at Beneficiary’s option declare all of the sums secured by this instrument to be immediately due and payable and Beneficiary may invoke any remedies permitted of this instrument. This option shall not apply in the case of:

(a)	transfers by devise or descent or by operation of law upon the death of a joint tenant or a partner;

(b)	sales or transfers when the transferee’s creditworthiness and management ability are satisfactory to Beneficiary and the transferee has executed, prior to the sale or transfer, a written assumption agreement containing such terms as Beneficiary may require, including, if required by Beneficiary, an increase in the rate of interest payable under the Note;

(c)	the grant of a leasehold interest in a part of the Property of three (3) years or less (or such longer lease term as Beneficiary may permit by prior written approval) not containing an option to purchase (except any interest in the ground lease, if this instrument is on a leasehold);

(d)	sales or transfers of beneficial interests in Grantor provided that such sales or transfers, together with any prior sales or transfers of beneficial interests in Grantor, but excluding sale or transfers under subparagraph (a) and (b) above, do not result in more than forty-nine per cent (49%);

(e)	sales or transfers of fixtures or any personal property.

20.        OTHER LIENS. Should Grantor fail to pay any other indebtedness which may be secured by other liens on the Property described herein, or should foreclosure proceedings be undertaken incident to such indebtedness, the indebtedness hereby secured shall become due and payable at the option of the holder.

21.        ASSIGNMENT OF RENTS. As further security for the payment of the hereinabove described indebtedness, Grantor hereby collaterally transfers, assigns, and conveys unto the Beneficiary all rents issuing or to hereafter issue from said Property, and in the event of any default in the payment of the Note or hereunder, the Beneficiary, its agents or representatives, is hereby authorized, at its option, to collect said rents, or if such Property is vacant to rent the same and collect the rents, and apply the same, less the reasonable costs and expenses of collection thereof, to the payment of the indebtedness, whether then matured or to mature in the future, and in such manner as the Beneficiary may elect. The collection of said rents by the Beneficiary shall not constitute a waiver of its rights to accelerate the maturity of the Note or of its rights to proceed with the enforcement of this Deed of Trust. In the event a separate Assignment of Rents agreement is executed in connection with the Note, the terms thereof shall control over this provision.

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22.         REFERENCES. If this Deed of Trust is executed by more than one person, the singular reference to Grantor shall be held to include the plural, and all of the covenants and agreements herein undertaken to be performed by and the rights conferred upon the respective Grantor named herein, shall be held and conferred jointly and severally by and upon each of the persons executing this Deed of Trust. The masculine reference shall include the feminine or neuter, and vice versa, where appropriate. All of the rights, duties, and obligations provided herein shall be binding upon and inure to the benefit of not only the parties hereto, but also their respective heirs, executors, administrators, grantees, successors, and assigns.

23.         NOTICES. Notices provided for in this Deed of Trust must be in writing, and may be given and shall be deemed received, by depositing the same in the United States Mail, postpaid and certified and addressed to the party to be notified at the appropriate address indicated below, with return receipt requested. Any written notice sent in any other manner shall be effective when received at the address of the addressee. Grantor and Beneficiary shall have the right from time to time to change their respective addresses for receipt of notice by giving at least thirty (30) days prior written notice of same in the manner herein prescribed.

24.         TAX AND INSURANCE RESERVE. INTENTIONALLY LEFT BLANK.

25.         CONSTRUCTION MORTGAGE. INTENTIONALLY LEFT BLANK.

26.         PURPOSE. The Note hereby secured represents sums advanced or to be advanced and paid in cash by Lubbock National Bank to Grantors herein, said money was used to refinance the purchase of the above described property. The funds advanced herein are advanced to the Grantors at their special instance and request the receipt of which is hereby acknowledged.

27.         ENVIRONMENTAL MATTERS.

a.	Except as a result of an act or omission of Beneficiary, Grantor agrees to protect, indemnify, defend, and hold harmless Beneficiary to the fullest extent possible by law and not otherwise, from and against all claims, demands, causes of action, suits, losses damages (including, without limitation, punitive damages), violations, environmental response and/or clean-up costs, fines, penalties, and expenses (including, without limitation, reasonable attorney’s fees, costs and expenses incurred in investigation and defending against the assertion of such liabilities, as such fees, costs and expenses are incurred), of any nature whatsoever, which may be sustained, suffered, or incurred by Beneficiary based upon, without limitation: the ownership and/or operation of the Property and all activities relating thereto; any knowing or material misrepresentation or material breach of warranty by Grantor; any violations of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, and any other applicable federal, state or local rule, ordinance, or statute; the clean-up or removal of hazardous waste or evaluation and investigation of the release or threat of release of hazardous waste; any loss of natural resources including damages to air, surface, or ground water, soil and biota; and any private suits or court injunctions.

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b.	Except as otherwise permitted under this Deed of Trust, Grantor shall not alienate or encumber the Property to the prejudice of Beneficiary, or commit, permit, or suffer any waste, impairment, or deterioration of the Property, and regardless of natural depreciation, shall keep the Property and all its improvements at all times in good condition and repair. The term “waste” issued herein in its traditional sense, and further specifically includes, but is not limited to, hazardous waste. The term “hazardous waste” as used herein includes, but is not limited to, hazardous and/or toxic waste, substances, pollutants, and/or contaminants in amounts greater than what is customary for utilization in single family homes. Grantor shall comply with and not violate any and all laws and regulations regarding the use, ownership, and occupancy of the Property. Grantor shall perform and abide by all obligations and restrictions under any declarations, covenants, and other documents governing the use, ownership, and occupancy of the Property.

28.         RENEWAL AND EXTENSION. In addition to the note herein described, the indebtedness hereby shall cover and include: (1) all indebtedness arising pursuant to the provisions of this instrument; (2) any and all renewals or extensions of said debts, obligations, and liabilities or any part thereof, It is not the intention of the parties hereto to extend the lien of this Deed of Trust, nor does beneficiary claim a lien which would violate, or give rise to an allegation of violation of, any provision of TEX.FIN. CODE §342.501 or TEX. FIN. CODE ANN. § 346.201, Chapter 342, 343 of the TEX. FIN. CODE, or § 345.357 of the TEX. FIN. CODE, or any other statute, regulation, rule, ordinance or order of the State of Texas, any other applicable jurisdiction or any agency or subdivision of any of such jurisdictions.

29.          EXCEPTIONS TO TITLE. This deed of trust is made subject to the exceptions to title as follows:

a.	Those valid and outstanding liens which are properly filed of record as of the date of the filing of this document, and which are not otherwise subordinate to the liens granted herein or renewed and extended hereby.

b.	Those Permitted Exceptions.

30.        Grantor, upon request of Beneficiary, will execute, acknowledge, deliver and record at Grantor’s expense, further instruments and do further acts as may be necessary or desirable to carry out the purposes of the Note, this Deed of Trust, and other documents and instruments executed in connection with or securing the Note (collectively the “loan documents”), and to subject to the liens and security interest created by the loan documents any property intended to be covered by the loan documents pursuant to their terms, including without limitation any renewals, additions, replacements, improvements, or appurtenances to the property.

31.         The Grantor hereof expressly represents that it is not entitled to claim a homestead and Grantor renounces all and every claim thereto to claim the property as exempt from forced sale. The individual Grantors hereof expressly represent that the property hereinabove mentioned and conveyed to the Trustee forms no part of any property owned, used, or claimed by Grantors as exempted from forced sale under the laws of the State of Texas, and Grantors renounce all and every claim thereto under any such law or laws.

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32.         Waiver of Deficiency Statute.

IN THE EVENT AN INTEREST IN ANY OF THE MORTGAGED PROPERTY IS FORECLOSED UPON PURSUANT TO A JUDICIAL OR NONJUDICIAL FORECLOSURE SALE, GRANTOR HEREBY MAKES THE AGREEMENTS AS SET FORTH IN THIS SECTION 10.10. NOTWITHSTANDING THE PROVISIONS OF SECTIONS 51.003,51.004, AND 51.005 OF THE TEXAS PROPERTY CODE (AS THE SAME MAY BE AMENDED IN THE EVENT AN INTEREST IN ANY OF THE MORTGAGED PROPERTY IS FORECLOSED UPON PURSUANT TO A JUDICIAL OR NONJUDICIAL FORECLOSURE SALE, GRANTOR HEREBY MAKES THE AGREEMENTS AS SET FORTH IN THIS SECTION 10.10. NOTWITHSTANDING THE PROVISIONS OF SECTIONS 51.003,51.004, AND 51.005 OF THE TEXAS PROPERTY CODE (AS THE SAME MAY BE AMENDED FROM TIME TO TIME), AND TO THE EXTENT PERMITTED BY LAW, GRANTOR AGREES THAT BENEFICIARY SHALL BE ENTITLED TO SEEK A DEFICIENCY JUDGMENT FROM GRANTOR AND ANY OTHER PARTY OBLIGATED ON THE NOTE EQUAL TO THE DIFFERENCE BETWEEN THE AMOUNT OWING ON THE NOTE AND THE AMOUNT FOR WHICH THE MORTGAGED PROPERTY WAS SOLD PURSUANT TO JUDICIAL OR NONJUDICIAL FORECLOSURE SALE. GRANTOR EXPRESSLY RECOGNIZES THAT THIS SECTION CONSTITUTES A WAIVER OF THE ABOVE-CITED PROVISIONS OF THE TEXAS PROPERTY CODE WHICH WOULD OTHERWISE PERMIT GRANTOR AND OTHER PERSONS AGAINST WHOM RECOVERY OF DEFICIENCIES IS SOUGHT OR GUARANTOR INDEPENDENTLY (EVEN ABSENT THE INITIATION OF DEFICIENCY PROCEEDINGS AGAINST THEM) TO PRESENT COMPETENT EVIDENCE OF THE FAIR MARKET VALUE OF THE MORTGAGED PROPERTY AS OF THE DATE OF THE FORECLOSURE SALE AND OFFSET AGAINST ANY DEFICIENCY THE AMOUNT BY WHICH THE FORECLOSURE SALE PRICE IS DETERMINED TO BE LESS THAN SUCH FAIR MARKET VALUE. GRANTOR FURTHER RECOGNIZES AND AGREES THAT THIS WAIVER CREATES AN IRREBUTTABLE PRESUMPTION THAT THE FORECLOSURE SALE PRICE IS EQUAL TO THE FAIR MARKET VALUE OF THE MORTGAGED PROPERTY FOR PURPOSES OF CALCULATING DEFICIENCIES OWED BY GRANTOR, GUARANTOR, AND OTHERS AGAINST WHOM RECOVERY OF A DEFICIENCY IS SOUGHT.

33.         Waiver of Right to Trial by Jury.

GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURES TO ACT OF OR BY BENEFICIARY IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS DEED OF TRUST OR OTHER LOAN DOCUMENTS.

EXECUTED on January 31, 2017.

GRANTOR:

Reven Housing Texas 2, LLC, a Delaware limited
liability company

By:	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer

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CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF	San Diego

On 1/30/17 before me, Anne Sugden (here insert name and title of the officer), personally appeared Thad L. Meyer, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official Seal.

Signature              Anne Sugden              (Seal)

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